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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________

                                    FORM 8-K
                                 _______________


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): October 31, 2005





                             SIGNATURE EYEWEAR, INC.
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             (Exact Name of Registrant as Specified in its Charter)



        California                     0-23001                  95-3876317
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)



                              498 North Oak Street
                               Inglewood, CA 90302
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                    (Address of Principal Executive Offices)



                                 (310) 330-2700
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                         (Registrant's Telephone Number)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Signature Eyewear, Inc. (the "Company") announced that it increased its credit facility with Home Loan and Investment Company and its subsidiary Home Loan Industrial Bank (collectively, "HLIC") by $249,693 as of October 31, 2005. Under the new Business Loan Agreement, the Company borrowed $655,693 pursuant to a promissory note secured by all the assets of the Company, bearing interest at a rate of 12% per year and due and payable on July 31, 2007. The Company used a portion of the proceeds of the loan to prepay an existing note to HLIC in the amount of $406,000 due June 30, 2006. The Company expects that the balance of the loan will be used for general corporate purposes. The Company may prepay on the note without premium or penalty. The Company must comply with certain covenants including among others that without the consent of HLIC it may not incur any additional debt, encumber any of its assets, or sell any assets outside the ordinary course of business.


ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01 of this Current Report on Form 8-K, which is incorporated by reference into this Item 2.03.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:   November 4, 2005                           SIGNATURE EYEWEAR, INC.



                                                    By: /s/ Michael Prince
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                                                        Michael Prince
                                                        Chief Executive Officer